                                                                     EXHIBIT 1.1

                                 $300,000,000

                                MGM GRAND, INC.
                           (a Delaware corporation)
                   6.95 Senior Collateralized Notes Due 2005

                              PURCHASE AGREEMENT
                              ------------------

                                                                January 26, 1998

BancAmerica Robertson Stephens
  as Representative of the several Underwriters
231 S. LaSalle Street
Chicago, Illinois  60697

Dear Sirs:

     MGM Grand, Inc., a Delaware corporation (the "Company"), confirms its agreement with BancAmerica Robertson Stephens and each of the other Underwriters named in Schedule A hereto (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom BancAmerica Robertson Stephens is acting as representative (in such capacity, BancAmerica Robertson Stephens shall hereinafter be referred to as the "Representative"), with respect to the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of $300,000,000 aggregate principal amount of the Company's 6.95% Senior Collateralized Notes Due 2005(the "Securities"). The Securities are to be issued pursuant to an indenture (the "Indenture") between the Company, certain subsidiaries of the Company (the "Subsidiary Guarantors") who have guaranteed pursuant to guarantees included in the Indenture (the "Subsidiary Guarantees"), the interest and other amounts payable on the Securities and PNC Bank, N.A., as trustee (the "Trustee"). The Securities and the Subsidiary Guarantees will be secured by certain property and assets of the Company and the Subsidiary Guarantors to the extent provided in the Collateral Documents (as defined in the Indenture). As used herein, the term "Transaction Agreements" shall mean collectively, the Indenture and the Collateral Documents.

     Prior to the purchase and public offering of the Securities by the several Underwriters, the Company and the

Representative, acting on behalf of the several Underwriters, shall enter into an agreement substantially in the form of Exhibit A hereto (the "Pricing Agreement"). The Pricing Agreement may take the form of an exchange of any standard form of written telecommunication between the Company and the Representative and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Securities will be governed by this Agreement, as supplemented by the Pricing Agreement. From and after the date of the execution and delivery of the Pricing Agreement, this Agreement shall be deemed to incorporate the Pricing Agreement.

     The Company and the Subsidiary Guarantors have filed with the Securities and Exchange Commission (the "Commission") a registration statement (as amended to the date of this Agreement, the "Registration Statement") on Form S-3 (No. 333-31845) including a prospectus relating to the registration of debt and common stock of the Company, including the Securities and the Subsidiary Guarantees (the "Registration Statement") pursuant to the Securities Act of 1933, as amended (the "1933 Act") and have filed with, mailed for filing to, or shall promptly hereafter file with or transmit to the Commission a final prospectus supplement specifically relating to the Securities and the Subsidiary Guarantees pursuant to Rule 424 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"). The term "Basic Prospectus" means the prospectus (other than the prospectus supplement specifically relating to the Securities and the Subsidiary Guarantees) included in the Registration Statement. The term "Prospectus" means the Basic Prospectus together with the final prospectus supplement specifically relating to the Securities and the Subsidiary Guarantees. The term "preliminary prospectus" means a preliminary prospectus supplement specifically relating to the Securities and the Subsidiary Guarantees, together with the Basic Prospectus. All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, the Basic Prospectus, the Prospectus or the preliminary prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, the Basic Prospectus, the Prospectus or the preliminary prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, the Basic Prospectus, the Prospectus or the preliminary prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "1934 Act"), or the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations") which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

     The Company understands that the Underwriters propose to make a public offering of the Securities as soon as the Representative deems advisable after the Pricing Agreement has been executed and delivered and the Statement of Eligibility of the Trustee on form T-1 has been filed under the Trust Indenture Act of 1939, as amended (the "1939 Act").

     SECTION 1.  Representations and Warranties.
     ------------------------------------------

     (a) The Company and the Subsidiary Guarantors jointly and severally represent and warrant to each Underwriter as of the date hereof and as of the date of the Pricing Agreement (such latter date being hereinafter referred to as the "Representation Date") as follows:

          (i) At the time the Registration Statement became effective and at the Representation Date, the Registration Statement and the Prospectus complied or will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations of the Commission under the 1939 Act (the "1939 Act Regulations"), and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, at the Representation Date and at Closing Time referred to in
     Section 2 hereof, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through the Representative expressly for use in the Registration Statement or Prospectus.

          (ii) The accountants who certified the financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

          (iii) The financial statements included in the Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as at the dates indicated and the results of their operations for the periods specified; except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; the supporting schedules included in the Registration Statement present fairly the information required to be stated therein; and the Company's ratios of earnings to fixed charges (actual and, if any, pro forma) included in the Prospectus have been calculated in compliance with
     Item 503(d) of Regulation S-K of the Commission.

          (iv) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          (v) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement and the Pricing Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise.

          (vi) Except in connection with the operation of MGM Grand Australia Pty, Ltd. ("MGM Australia") and MGM South Africa Pty, Ltd., the Company does not own, lease or license any asset or property or conduct any business outside the United States of America. Each of MGM Grand Hotel, Inc. ("MGM Hotel"), MGM Grand Hotel Finance Corp.

     ("MGM Finance"), Destron, Inc., MGM Australia, MGM Grand Merchandising, Inc., MGMG Trading Co., MGM Grand Movieworld, Inc. ("MGM Movieworld"), Grand Laundry, Inc. ("MGM Laundry"), MGM Grand Diamond, Inc. ("MGM Diamond"), MGM Grand Monorail, Inc. ("MGM Monorail"), MGM Dist., Inc., Destron Marketing, Inc., Diamond Darwin Pty, Ltd., Diamond Leisure Pty, Ltd., Fernbank Pty, Ltd. and MGM Grand Atlantic City, Inc. ("MGM Atlantic City"), MGM Grand Development, Inc., MGM Grand South Africa, Inc., MGM Grand South Africa PTY LTD., MGM Grand Detroit, Inc. and MGM Grand Detroit, LLC ("Detroit LLC") (collectively, the "Subsidiaries" and individually a "Subsidiary"), has been duly incorporated and is validly existing as a corporation in good standing under the laws of its state or other jurisdiction of incorporation. Each Subsidiary is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or property (owned, leased or licensed) or the nature of its business makes such qualification necessary, except for such jurisdictions where the failure to qualify would not have a material adverse effect on the assets or properties, business, results of operations or financial condition of the Company and its Subsidiaries considered as one enterprise. Except through the Company's interest in New York-New York, LLC and The MGM Grand-Bally's Monorail Limited Liability Company, the Company does not control, directly or indirectly, any corporation, partnership, joint venture, association or other business organization other than the Subsidiaries. All of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity (except for Liens securing the Facility, the Securities and the Subsidiary Guarantees and Permitted Liens under the Indenture).

          (vii) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement or pursuant to reservations, agreements, employee benefit plans or the exercise of convertible securities referred to in the Prospectus); and the shares of issued and outstanding Common Stock have been duly authorized and validly issued and are fully paid and non-assessable.

          (viii) The Company and each of the Subsidiaries has all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity, including any and all licenses, permits and approvals required under any foreign, federal, state or local law (including the Nevada Gaming Control Act, the New Jersey Casino Control Act, the Gaming Control Act of 1933 of the Northern Territory and the rules and regulations thereunder and any similar laws and regulations governing any aspect of legalized gaming in any foreign, federal, state or local jurisdiction (collectively, the "Gaming Laws")), to own, lease and license its assets and properties and to conduct its business, but only to the extent the same are currently conducted and operated as described in the Registration Statement and the Prospectus.
     The Company and each of the Subsidiaries have fulfilled and performed in all material respects all of their obligations with respect to such authorizations, approvals, consents, orders, licenses, certificates and permits, and neither the Company nor any Subsidiary is in violation of any term or provision of any such authorizations, approvals, consents, orders, licenses, certificates or permits, nor has any event occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or which could result in any material impairment of the rights of the holder thereof. Neither the Company nor any of the Subsidiaries has any reason to believe that any governmental or regulatory body is considering modifying, limiting, conditioning, suspending, revoking or not renewing any such authorizations, approvals, consents, orders, licenses, certificates or permits of the Company or any of the Subsidiaries or that such governmental or regulatory bodies are investigating the Company or any of the Subsidiaries or related parties (other than normal overseeing reviews by such bodies incident to the gaming activities and casino management activities of the Company and the Subsidiaries).

          (ix) Neither the Company nor any Subsidiary is in violation of its charter or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any Subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any Subsidiary is subject except for any violation or default which, individually or in the aggregate, would not have a material adverse effect on the Company and its subsidiaries considered as one enterprise; and the execution, delivery and performance of this Agreement, the Pricing Agreement, the Indenture, the Collateral

     Documents and the Securities and the consummation of the transactions contemplated herein and therein and compliance by the Company and the Subsidiary Guarantors with their obligations hereunder and thereunder have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any Subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any Subsidiary is subject (except for Liens securing the Securities or the collateral Guarantees), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any Subsidiary or any applicable law, administrative regulation or administrative or court decree.

          (x) No labor dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors which might be expected to result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise.

          (xi) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any Subsidiary, which is required to be disclosed in the Registration Statement or the Prospectus (other than as disclosed therein), or which might result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise, or which might materially and adversely affect the properties or assets thereof or which might materially and adversely affect the consummation of this Agreement; all pending legal or governmental proceedings to which the Company or any Subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material; and there are no contracts or documents of the Company or any Subsidiary which are required to be filed as exhibits to the Registration Statement or otherwise included by the 1933 Act or by the 1933 Act Regulations which have not been so filed or included.

          (xii) The Company and the Subsidiaries own, have incidental rights to or possess, or can acquire on reasonable terms, the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "patent and proprietary rights") presently employed by them in connection with the business now operated by them, and neither the Company nor any Subsidiary has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any patent or proprietary rights, or of any facts which would render any patent and proprietary rights invalid or inadequate to protect the interest of the Company or any Subsidiary therein, and which failure, infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise.

          (xiii) No authorization, approval or consent of any court or governmental authority or agency is necessary in connection with the offering, issuance or sale of the Securities hereunder, other than as required under the Nevada Gaming Laws, as herein after defined, which have been obtained and, except such as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws or the qualification of the Indenture under the 1939 Act.

          (xiv) This Agreement has been, and, at the Representation Date, the Pricing Agreement will have been, duly executed and delivered by the Company and the Subsidiary Guarantors.

          (xv) The Indenture has been duly authorized by the Company and the Subsidiary Guarantors and, at the Closing Time, will have been duly qualified under the 1939 Act and duly executed and delivered by the Company and the Subsidiary Guarantors and will constitute a valid and binding agreement of the Company and the Subsidiary Guarantors, enforceable against them in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

          (xvi) The Securities have been duly authorized and, at the Closing Time, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment of the Purchase Price therefor specified in the Pricing Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles, and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

          (xvii) The Company and each Subsidiary Guarantor have all requisite power and authority to enter into the respective Transaction Agreements to which it is a party and to carry out the provisions and conditions thereof including, without limitation, the power and authority to grant and perfect the liens in the Collateral pursuant to the Collateral Documents.

          (xviii) The Securities and the Indenture will conform in all material respects to the respective statements relating thereto contained in the Prospectus and will be in substantially the respective forms filed or incorporated by reference, as the case may be, as exhibits to the Registration Statement.

          (xix) The Securities rank and will rank on a parity with all indebtedness of the Company outstanding under the Facility (as defined under "Credit Facility" in the Basic Prospectus) that is outstanding on the date hereof or that may be incurred hereafter, and are secured equally and ratably with the Facility, on a first priority basis (subject to Permitted Liens), by a pledge of all of the assets securing the Facility except as set forth in the Prospectus. The description of the Collateral in the Collateral Documents is identical to the Collateral securing the Facility except for the Conditional Collateral.

          (xx) The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations, and, when read together with the other information in the Prospectus, at the time the Registration Statement and any amendments thereto become effective and at the Closing Time, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (b) Any certificate signed by any officer of the Company and delivered to the Representative or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

     SECTION 2.  Sale and Delivery to Underwriters:
     ----------  ----------------------------------
                 Closing.
                 -------

     (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the price set forth in the Pricing Agreement, the aggregate principal amount of Securities set forth in Schedule A opposite the name of such Underwriter (except as otherwise provided in the Pricing Agreement), plus any additional principal amount of Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

     The initial public offering price of the Securities shall be a fixed price to be determined by agreement between the Representative and the Company. The interest rate on the Securities likewise shall be determined by agreement between the Company and the Representative. The initial public offering price, the interest rate and the purchase price, when so determined, shall be set forth in the Pricing Agreement. In the event that such prices and interest rate have not been agreed upon and the Pricing Agreement has not been executed and delivered by the parties thereto by the close of business on the fourth business day following the date of this Agreement, this Agreement shall terminate forthwith, without liability of any party to any other party, unless otherwise agreed to by the Company and the Representative.

     (b) Payment of the purchase price for, and delivery of certificates for, the Securities shall be made at the office of Gibson, Dunn & Crutcher, 333 South Grand Avenue, Los Angeles, California, or at such other place as shall be agreed upon by the Representative and the Company, at 10:00 A.M. on the third business day (unless postponed in accordance with the provisions of Section 10) following the execution of the Pricing Agreement, or such other time not later than five business days after such date as shall be agreed upon by the Representative and the Company (such time and date of payment and delivery being herein called "Closing Time"). Payment shall be made to the Company by certified or official bank check or checks drawn in Los Angeles Clearing House (same day) funds payable to the order of the Company, against delivery to the Representative for the respective accounts of the Underwriters of the Securities to be purchased by them. One or more global certificates representing the Securities shall be delivered to The Depository Trust Company ("DTC"). Interests in the Underwriters' Securities will be represented by book entries on the records of DTC as the Representative may request not less than two full business days in advance of the Closing Date. The Company agrees to have the global certificate(s), if any, available for inspection by the Representatives in New York, New York, not later than 1:00 p.m. on the business day prior to the Closing Date.

     SECTION 3.     Covenants of the Company.  The Company covenants with each
                    ------------------------
Underwriter as follows:

          (a) The Company will notify the Representative immediately, and confirm the notice in writing, (i) of the effectiveness of the Registration Statement and any amendment thereto (including any post-effective amendment), (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          (b) The Company will give the Representative notice of its intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Representative with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or use any such Prospectus to which the

     Representative or counsel for the Underwriters shall object.

          (c) The Company will deliver to the Representative as many signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) as the Representative may reasonably request and will also deliver to the Representative a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters.

          (d) The Company will furnish to each Underwriter, from time to time during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request for the purposes contemplated by the 1933 Act or the 1934 Act or the respective applicable rules and regulations of the Commission thereunder.

          (e) If any event shall occur as a result of which it is necessary, in the opinion of counsel for the Underwriters, to amend or supplement the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, the Company will forthwith amend or supplement the Prospectus (in form and substance satisfactory to counsel for the Underwriters) so that, as so amended or supplemented, the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, and the Company will furnish to the Underwriters a reasonable number of copies of such amendment or supplement.

          (f) The Company will endeavor, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Representative may designate; provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement.

          (g) The Company will make generally available to its security holders as soon as practicable, but not later than 50 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a 12-month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in said Rule 158) of the Registration Statement.

          (h) The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds".

          (i) The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

          (j) During a period of 90 days from the date of the Pricing Agreement, the Company will not, without the Representative's prior written consent, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Securities or securities similar to the Securities, or any securities convertible into or exchangeable or exercisable for any Securities or any such similar securities, except for Securities sold to the Underwriters pursuant to this Agreement.

     SECTION 4.     Payment of Expenses.  The Company will pay all expenses
                    -------------------
incident to the performance of its obligations under this Agreement, including
(i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the printing of this Agreement, the Indenture and the Pricing Agreement, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, (iv) the fees and disbursements of the Company's counsel and accountants, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of a Blue Sky Survey and a Legal Investment Survey, if any, (vi) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, of each preliminary prospectus, and of the Prospectus and any amendments or supplements thereto, (vii) the printing and delivery to the Underwriters of copies of a Blue Sky Survey and any Legal Investment Survey,
(viii) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; (ix) any fees payable in connection with the rating of the Securities; and (x) the fee of the National Association of Securities Dealers, Inc.

     If this Agreement is terminated by the Representative in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

     SECTION 5.     Conditions of Underwriters' Obligations.  The obligations of
                    ---------------------------------------
the Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company and the Subsidiary Guarantors herein contained, to the performance by the Company of its obligations hereunder, and to the following further conditions:

          (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

          (b)  At Closing Time the Representative shall have received:

               (1) The favorable opinion, dated as of Closing Time, of Christensen, Miller, Fink, Jacobs, Glaser, Weil & Shapiro, LLP, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                    (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State Delaware.

                    (ii) The Company has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and Prospectus, but only to the extent the same are currently conducted and operated, and to enter into and perform its obligations under this Agreement, the Pricing Agreement, the Indenture, the Securities and the Collateral Documents to which it is a party.

                    (iii) To the best of their knowledge and information, the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, except where failure to be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise.

                    (iv) Each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has all requisite corporate power and authority to own, lease and operate its properties, to conduct its business as described in the Registration Statement and Prospectus but only to the extent the same are currently conducted and operated and to enter into and perform its obligations under this Agreement, the Pricing Agreement, the Indenture, the Subsidiary Guarantees and the Collateral Documents and, to the best of their knowledge and information, is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, except where failure to be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise, assuming that the Company acquired such shares in good faith and without knowledge of any adverse claim, to the best of such counsel's knowledge, all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity (except for Liens securing the Facility, the Securities and the Subsidiary Guarantees and Permitted Liens under the Indenture).

                    (v) This Agreement and the Pricing Agreement have each been duly authorized, executed and delivered by the Company and the Subsidiary Guarantors.

                    (vi) The Registration Statement is effective under the 1933 Act and, to the best of their knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

                    (vii) At the time the Registration Statement became effective and at the Representation Date, the Registration Statement (other than the financial statements and supporting schedules and other financial and statistical data included therein, as to which no opinion need be rendered) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

                    (viii) To the best of their knowledge and information, there are no legal or governmental proceedings pending or threatened which are required to be disclosed in the Registration Statement, other than those disclosed therein.

                    (ix) The information in the Prospectus under "Description of Notes", to the extent that it constitutes matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, has been reviewed by them and is correct in all material respects.

                    (x) To the best of their knowledge and information, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, the descriptions thereof or references thereto are correct in all material respects, and no default exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument so described, referred to, filed or incorporated by reference, where the consequences of such default would have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise.

                    (xi) No authorization, approval, consent or order of any court or governmental authority or agency is required in connection with the offering, issuance or sale of the Securities and the Subsidiary Guarantees contemplated herein and in the Prospectus, except (a) as disclosed in the Registration Statement; (b) with respect to the Conditional Collateral or (c) such as may be required under the Nevada Gaming Laws, as herein after defined, which have been obtained or the 1933 Act or the 1933 Act Regulations or state securities law or the qualification of the Indenture under the 1939 Act; and, to the best of their knowledge and information, the execution, delivery and performance of this Agreement, the Pricing Agreement, the Indenture, the Collateral Documents, the Securities and the Subsidiary Guarantees and the consummation of the transactions contemplated herein and therein and compliance by the Company and the Subsidiary Guarantors with its or their obligations hereunder and thereunder will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance (except for Liens securing the Securities or the Collateral Guarantees or as otherwise contemplated by the Indenture) upon any property or assets of the Company or any of its Subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any Subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject which would result in a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise, nor will such action result in any violation of the provisions of any applicable law, administrative regulation or administrative or court decree which would result in a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise or the charter or by-laws of the Company or any Subsidiary.

                    (xii) To the best of their knowledge and information, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

                    (xiii) The Indenture, the Securities and the Collateral Documents have been duly authorized, and the Indenture and the Collateral Documents have been duly executed and delivered by the Company and (assuming the due authorization, execution and delivery thereof by the Trustee) the Indenture and the Collateral Documents constitute and the Securities, when executed by the Company and authenticated by the Trustee in the manner provided in the Indenture and delivered against payment therefor specified in the Pricing Agreement, will constitute the valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar law relating to or affecting creditors' rights generally or by general equitable principles, and except that certain provisions of the above-referenced documents may not be enforceable in whole or in part under the laws of the State of Nevada, but the inclusion of such provisions does not affect the validity of such documents and such documents contain adequate provisions for enforcing payment of the monetary obligations of the Company under the Securities and for the practical realization of the rights and benefits afforded thereby, provided such enforcement is conducted in accordance with the procedures established by the laws of the State of Nevada. We express no opinion with respect to enforceability of the pledge of the Conditional Collateral.

                    (xiv) The Indenture, the Subsidiary Guarantees contained within the Indenture and the Collateral Documents to which they are a party have been duly authorized, executed and delivered by the Subsidiary Guarantors and (assuming the due authorization, execution and delivery thereof by the Trustee) constitute valid and binding agreements of the Subsidiary Guarantors enforceable against the Subsidiary Guarantors in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar law relating to or affecting creditors' rights generally or by general equitable principles, and except that certain provisions of the above-referenced documents may not be enforceable in whole or in part under the laws of the State of Nevada, but the inclusion of such provisions does not affect the validity of such documents and such documents contain adequate provisions for enforcing payment of the monetary obligations of the Company under the Securities and for the practical realization of the rights and benefits afforded thereby, provided such enforcement is conducted in accordance with the procedures established by the laws of the State of Nevada. Nevada law requires approval under the Nevada Gaming Laws prior to the sale, disposition or distribution of slot machines or other gaming devices or in order to operate or conduct gaming activities at a gaming facility or to receive the proceeds from either of the foregoing.

                    (xv) The Securities are in the form contemplated by the Indenture.

                    (xv) The Subsidiary Guarantees have been duly authorized by the Subsidiary Guarantors and, on the Closing Date will have been executed by each of the Subsidiary Guarantors. Each of the Subsidiary Guarantees will constitute valid and binding obligations of the respective Subsidiary Guarantor, enforceable against such Subsidiary Guarantor in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

                    (xvi) The Indenture has been duly qualified under the 1939 Act.

                    (xvii) The Securities, the Subsidiary Guarantees and the Indenture conform in all material respects to the descriptions thereof contained in the Prospectus.

                    (xviii)  Each document filed pursuant to the 1934 Act (other than the financial statements and supporting schedules included therein, as to which no opinion need be rendered) and incorporated or deemed to be incorporated by reference in the Prospectus complied when so filed as to form in all material respects with the 1934 Act and the 1934 Act Regulations.

                    (xix) Subject to the limitations on enforceability contained in paragraphs (xiii) and (xiv) above, the Company Pledge Agreement (as confirmed by the Confirmation of Pledge Agreement) and Subsidiary Pledge Agreements create valid security interests in favor of the trustee for the benefit of the holders of the Securities in the pledged collateral described therein delivered on or before the Closing Time. Such security interests are perfected so long as the Administrative Agent, as defined in the Intercreditor Agreement, maintains physical possession of the pledged collateral pursuant to the terms of the Company Pledge Agreement, the Subsidiary Pledge Agreements and the Intercreditor Agreement.

               (2) The favorable opinion, dated as of the Closing Time, of Lionel, Sawyer & Collins, Nevada counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                    (i) Each of MGM Hotel, MGM Finance, Destron, Inc., MGM Movieworld, MGM Laundry, MGM Diamond, MGM Monorail and MGM Grand Merchandising, Inc. (the "Nevada Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Nevada. All of the issued and outstanding shares of capital stock of each of the Nevada Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are directly owned of record by the Company. Assuming that the Company acquired such shares in good faith and without knowledge of any adverse claim, to the best of such counsel's knowledge, the Company holds such shares free and clear of any security interest, lien, encumbrance or other adverse claim (except for Liens securing the Facility, the Securities and the Subsidiary Guarantees and Permitted Liens under the Indenture). To such counsel's knowledge, except as disclosed in the Registration Statement and the Prospectus, there is no outstanding subscription, option, warrant or other right calling for the issuance of any share of stock of any of the Nevada Subsidiaries or any security convertible into, exercisable for, or exchangeable for stock of any Nevada Subsidiary.

                    (ii) Each of the Nevada Subsidiaries has all requisite corporate power and authority to own, lease and license their assets and properties, to conduct their businesses as described and to the extent described in the Registration Statement and Prospectus, but only to the extent the same are currently conducted and operated and to enter into and perform its obligations under this Agreement, the Pricing Agreement, the Indenture, the Subsidiary Guarantees contained within the Indenture and the Collateral Documents to which they are parties.

                    (iii) To the extent they are parties thereto, the Indenture, the Subsidiary Guarantees contained within the Indenture and the Collateral Documents have been duly and validly authorized, executed and delivered by each Nevada Subsidiary which is a Subsidiary Guarantor.

                    (iv) The Construction and Permanent Deed of Trust With Assignment of Rents and Security Agreement and Fixture Filing from MGM Hotel as grantor to First American Title Company of Nevada, as trustee for the benefit of Trustee (the "Nevada Mortgage") creates a valid deed of trust Lien (as defined in the Indenture) on MGM Hotel's interest in that portion of the Property (as defined in the Mortgage) which constitutes real property and, assuming due recordation of the Mortgage in the Official Records of the Recorder of Clark County, Nevada, imparts constructive notice of such Lien to third parties as provided in NRS 111.320 for the benefit of Trustee as trustee for the holders of the Securities and which secures the Secured Obligations (as defined in the Mortgage). Subject to the limitations on enforceability set forth in opinion ix and (x) below, each of the Collateral Documents other than the Intercreditor Agreement and the New Jersey Mortgage as defined below, creates a valid security interest in the Company's and the

               Subsidiary Guarantors (as the case may be) interest in that portion of the collateral (as defined in the appropriate Collateral Documents) which constitutes personal property and in which a security interest may be created under Article 9 of the Nevada Uniform Commercial Code (the "NUCC") (collectively, the "UCC Collateral"). Upon filing of the {describe Financing Statements} with the Nevada Secretary of State and recordation of the Mortgage in the Official Records of the Clark County, Nevada Recorder, such security interest will be a perfected security interest in the UCC Collateral to the extent a security interest can be perfected therein by the filing of a financing statement under the NUCC. We express no opinion with respect to the Conditional Collateral (as defined in the Prospectus).

                    (v) To such counsel's knowledge, none of the Nevada Subsidiaries is in violation of any term or provision of its charter or bylaws. Except as disclosed in the Registration Statement and the Prospectus, to such counsel's knowledge, no default exists and no event has occurred which with notice or lapse of time, or both, would constitute a default in the due performance and observance of any express term, covenant or condition by any of the Nevada Subsidiaries of any indenture, mortgage, deed of trust, note or any other agreement or instrument to which any of the Nevada Subsidiaries are parties or by which they or any of their assets or properties or businesses may be bound or affected, where the consequences of such default would have a material adverse effect on the assets, properties, business, results of operations, prospects or financial condition of the Company and its subsidiaries considered as one enterprise.

                    (vi) Each of the Company and the Nevada Subsidiaries has all authorizations, approvals, consents, orders, licenses, certificates and permits required of or from any governmental or regulatory body under the Nevada Gaming Control Act and the rules and regulations promulgated thereunder (the "Nevada Gaming Laws")(each, a "Nevada Permit") to own, lease and license its assets and properties and to conduct its business as described in the Registration Statement and the Prospectus but only to the extent the same are currently conducted and operated. To such counsel's knowledge, the Company and each of the Nevada Subsidiaries have fulfilled and performed in all material respects all of their obligations with respect to Nevada Permits, and, to the best of such counsel's knowledge, neither the Company nor any Nevada Subsidiary is in violation of any term or provision of any such Nevada Permits, nor has any event occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or which could result in any material impairment of the rights of the holder of any such Nevada Permits.

                    (vii) This Agreement and the Pricing Agreement to the extent the Nevada Subsidiaries are parties thereto have each been duly authorized, executed and delivered by the Nevada Subsidiaries. No Nevada Permits are required for the performance of this Agreement or for the consummation of the transactions contemplated hereby or any other transaction described in the Registration Statement to be entered into prior to or contemporaneously with the sale of the Securities and the Subsidiary Guarantees, except (i) as disclosed in the Registration Statement (ii) with respect to the Conditional Collateral and (iii) except for such Nevada Permits that have been obtained.

                    (viii) Assuming that (a) the execution, delivery and performance of the Intercreditor Agreement are within the power of the parties thereto, (b) such document has been duly authorized, executed and delivered and (c) such document will not violate or result in a breach of any term or provision of any agreement, judgment, decree or administrative order to which the parties thereto are subject, the Intercreditor Agreement constitutes the valid, binding and enforceable obligation of the parties thereto, enforceable in accordance with its terms including, without limitation, the provisions thereof which make the Liens securing the Securities and the Subsidiary Guarantees and the Liens securing the Facility pari passu except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar law relating to or affecting creditors' rights generally with respect to the parties to such agreement or by general equitable principles with respect to the parties to such agreement.

                    (ix) Assuming (except as hereinafter provided with respect to the Securities) the due authorization, execution and delivery of the Indenture and the Collateral Documents to which it is a party by the Company, the Indenture and such Collateral Documents constitute, and the Securities, when executed by the Company and authenticated by the Trustee in the manner provided in the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee) and delivered against payment of the Purchase Price therefor specified in the Pricing Agreement, will constitute, the valid and binding agreements of the Company enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar law relating to or affecting creditors' rights generally or by general equitable principles and except that certain provisions of the above-referenced documents may not be enforceable in whole or in part under the laws of the State of Nevada, but the inclusion of such provisions does not affect the validity of such documents and such documents contain adequate provisions for enforcing payment of the monetary obligations of the Company under the Securities and for the practical realization of the rights and benefits afforded thereby, provided such enforcement is conducted in accordance with the procedures established by the laws of the State of Nevada.

                    (x) The Indenture and the Collateral Documents have been duly authorized, executed and delivered by the Nevada Subsidiaries to the extent they are parties thereto. Assuming the due authorization, execution and delivery of the Indenture and the Collateral Documents to which they are a party by the Subsidiary Guarantors, other than the Nevada Subsidiaries (assuming the due authorization, execution and delivery thereof by the Trustee) the Indenture and the Collateral Documents to which they are a party constitute valid and binding agreements of the Subsidiary Guarantors enforceable against the Subsidiary Guarantors in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar law relating to or affecting creditors' rights generally or by general equitable principles and except that certain provisions of the above-referenced documents may not be enforceable in whole or in part under the laws of the State of Nevada, but the inclusion of such provisions does not affect the validity of such documents and such documents contain adequate provisions for enforcing payment of the monetary obligations of the Subsidiary Guarantors under the Indenture and the Collateral Documents and for the practical realization of the rights and benefits afforded thereby, provided such enforcement is conducted in accordance with the procedures established by the laws of the State of Nevada. Nevada law requires approval under the Nevada Gaming Laws prior to the sale, disposition or distribution of slot machines or other gaming devices or in order to operate or conduct gaming activities at a gaming facility or to receive the proceeds from either of the foregoing.

                    (xi) Assuming the due authorization, execution and delivery thereof by the Company and the Subsidiary Guarantors, other than the Nevada Subsidiaries, and subject to the limitations on enforceability contained in opinions (ix) and (x) above, the Company Pledge Agreement, as defined in the Indenture, and the Subsidiary Pledge Agreements, as defined in the Indenture, create valid security interests in favor of the Trustee for the benefit of the holders of the Securities in the pledged collateral described therein delivered on or before the Closing Time. Such security interests are perfected so long as the Administrative Agent, as defined in the Intercreditor Agreement, maintains physical possession of the pledged collateral pursuant to the terms of the Company Pledge Agreement, the Subsidiary Pledge Agreements and the Intercreditor Agreement.

                    (xii) The statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (the "Annual Report") under the captions "Business - Hotels and Gaming - Nevada Government Regulation" and -

               "Regulation and Taxes," incorporated by reference into the Prospectus, and the Statements under the caption "Regulation and Licensing -- Nevada" included in the Prospectus insofar as such statements constitute a summary of matters of Nevada law in effect at the time such statements were made, are correct in all material respects.

               (3) The favorable opinion, dated as of the Closing Time, of Sterns & Weinroth, New Jersey Counsel for the Company in form and substance satisfactory to counsel for the Underwriters to the effect that:

                    (i) MGM Atlantic City has been duly incorporated and is validly existing as a corporation in good standing under the laws of New Jersey. All of the issued and outstanding shares of capital stock of MGM Atlantic City have been duly authorized and validly issued, are fully paid and nonassessable and are directly owned of record by the Company. Assuming the Company acquired such shares in good faith and without knowledge of any adverse claim, to the best of such counsel's knowledge, the Company holds such shares free and clear of any security interest, lien, encumbrance or other adverse claim (except for Liens securing the Facility, the Securities and the Subsidiary Guarantees to be executed by MGM Atlantic City). To such counsel's knowledge, except as disclosed in the Registration Statement and the Prospectus, there is no outstanding subscription, option, warrant or other right calling for the issuance of any share of stock of MGM Atlantic City or any security convertible into, exercisable for, or exchangeable for stock of such Subsidiary.

                    (ii) MGM Atlantic City has all requisite corporate power and authority to own, lease and license its assets and properties, to conduct its businesses as described in the Registration Statement and Prospectus, but only to the extent the same are currently conducted and operated, and to enter into and perform its obligations under this Agreement, the Indenture, its Subsidiary Guarantee and the Collateral Documents to which it is a party.

                    (iii) MGM Atlantic City has taken all necessary corporate action to authorize the execution and delivery of this Agreement, the Indenture, its Subsidiary Guarantee and the Collateral Documents to which it is a party.

                    (iv) The Mortgage (as defined in the Indenture) to be executed and delivered by MGM Atlantic City in accordance with the terms of this Agreement, the Indenture and the Collateral Documents (the "New Jersey Mortgage") creates a valid Lien (as defined in the Indenture) upon the real property of MGM Atlantic City described therein and located in New Jersey, and imparts constructive notice of such Lien to third parties as provided in N.J.S.A. (S) 46:21-1, benefiting the Mortgagee described therein, for the benefit of [the Trustee and the holders of the Subsidiary Guarantee of MGM Atlantic City], on the "Property" (as such term is defined in the New Jersey Mortgage), which Lien secures the performance of the Secured Obligations (as defined in the New Jersey Mortgage) of MGM Atlantic City, assuming that the New Jersey Mortgage is executed and delivered by MGM Atlantic City and is properly recorded in the official records of the Clerk of Atlantic County, New Jersey.

                    (v) Assuming that the Company Security Agreement and the Subsidiary Security Agreement to be executed by MGM Atlantic City create valid security interests in the personal property of the Company and MGM Atlantic City described therein and located in New Jersey, upon proper filing with the governmental offices described on an Exhibit to such opinion of the financing statements attached thereto in copy, the Liens in the [Company Personal Property Collateral] and the [Subsidiary Personal Property Collateral] will be perfected security interests, to the extent a security interest can be perfected therein by the filing of Form UCC-1 financing statements under the Uniform Commercial Code of the State of New Jersey.

                    (vi) Assuming that the Intercreditor Agreement is enforceable against the parties thereto as a matter of Nevada law and has been duly authorized, executed and delivered by the parties thereto, to the extent New Jersey law applies,(x) with respect to Liens created by the

               New Jersey Mortgage such counsel is not aware of any New Jersey law that would render ineffective the agreements of such parties in the Intercreditor Agreement to the effect that, as between such parties only, the Liens securing the Securities and the Subsidiary Guarantees and the Liens securing the Facility shall be pari passu, and (y) with respect to Liens created by the Security Agreement executed by the Company and MGM Atlantic City, such counsel is of the opinion that the agreements of such parties in the Intercreditor Agreement are effective such that, as between such parties only, the Liens securing the Securities and the Subsidiary Guarantees and the Liens securing the Facility shall be pari passu, in each instance as to only those assets of the Company and the Subsidiary Guarantors in which a valid security interest has been created under both the Facility and the Securities and the Subsidiary Guarantees, except as otherwise set forth in the Intercreditor Agreement or the Prospectus, and except as the enforcement of the Intercreditor Agreement may be limited by bankruptcy, fraudulent transfer and conveyance, insolvency, moratorium and similar laws affecting the rights of creditors generally as applied to the parties to the Intercreditor Agreement or by general equitable principles as applied to the parties to the Intercreditor Agreement.

                    (vii) To such counsel's knowledge, MGM Atlantic City is not in violation of any term or provision of its charter or bylaws. Except as disclosed in the Registration Statement and the Prospectus, to such counsel's knowledge, no default exists and no event has occurred which with notice or lapse of time, or both, would constitute a default in the due performance and observance of any express term, covenant or condition by such Subsidiary of any indenture, mortgage, deed of trust, note or any other agreement or instrument to which such Subsidiary is a party or by which it or any of its assets or properties or businesses may be bound or effected, where the consequences of such default would have a material adverse effect on the assets, properties, business, results of operations, prospects or financial condition of the Company.

                    (viii) No authorization, approval, consent, order, license, certificate or permit required of or from any governmental or regulatory body under the New Jersey Casino Control Act and the rules and regulations promulgated thereunder (the "New Jersey Gaming Laws")(each, "a New Jersey Permit") is required for the performance of this Agreement or for the consummation of the transactions contemplated hereby or any other transaction described in the Registration Statement to be entered into in connection therewith except as disclosed in the Registration Statement and except for such New Jersey Permits that have been obtained. This Agreement, the Registration Statement and the Prospectus have been presented to any and all governmental agencies or authorities to the extent required by any New Jersey Gaming Laws, and such documents and the transactions contemplated hereby or thereby have been approved by or on behalf of such governmental agencies or authorities to the extent required by any New Jersey Gaming Laws, and such approvals have not been revoked, modified or rescinded.

                    (ix) The statements in the Prospectus under the caption "Regulation and Licensing" insofar as such statements constitute a summary of matters of New Jersey law, are correct in all material respects.

               (4) The favorable opinion of Dickinson Wright PLLC, Michigan counsel to the Company, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                    (i) The statements in the Prospectus under the caption "Regulation and Licensing" insofar as such statements constitute a summary of matters of Michigan law, is correct in all material respects.

               (5) The favorable opinion, dated as of Closing Time, of Gibson, Dunn & Crutcher, counsel for the Underwriters, with respect to the matters set forth in (i), (v) to (vii), inclusive, and (xiii) to
          (xvii), inclusive of subsection (b)(1) of this Section.

               (6)  In giving their opinions required by subsections (b)(1) and
          (b)(5), respectively, of this

          Section, Christensen, Miller, Fink, Jacobs, Glaser, Weil & Shapiro, LLP and Gibson, Dunn & Crutcher shall each additionally state that nothing has come to their attention that would lead them to believe that the Registration Statement (except for financial statements and schedules and other financial or statistical data included or incorporated by reference therein and that part of the Registration Statement which constitutes the Trustee's Statement of Eligibility and Qualification under the 1939 Act (Form T-1), as to which counsel need make no statement), at the time it became effective or at the Representation Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements and schedules and other financial or statistical data included or incorporated by reference therein, as to which counsel need make no statement), at the Representation Date or at Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (c) At Closing Time there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representative shall have received a certificate of the president or a vice president of the Company and of the secretary of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission.

          (d) At the time of the execution of this Agreement, the Representative shall have received from Arthur Andersen LLP, independent public accountants a letter dated such date, in form and substance satisfactory to the Representative, to the effect that (i) they are independent public accountants with respect to the Company and its subsidiaries within the meaning of the 1933 Act and the 1933 Act Regulations; (ii) it is their opinion that the financial statements and supporting schedules included in the Registration Statement and the Prospectus and covered by their opinions therein comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations; (iii) based upon limited procedures set forth in detail in such letter, nothing has come to their attention which causes them to believe that (A) the unaudited financial statements and supporting schedules of the Company and its subsidiaries included in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations or are not presented in conformity with generally accepted accounting principles applied on a basis consistent with that of the audited financial statements included in the Registration Statement, or (B) the unaudited amounts of revenues, net income and net income per share set forth under "Selected Consolidated Financial Information" in the Prospectus were not determined on a basis consistent with that used in determining the corresponding amounts in the audited financial statements included in the Registration Statement and the Prospectus; and (iv) in addition to the examination referred to in their opinions and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included in the Registration Statement and Prospectus and which are specified by the Representative, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company and its subsidiaries identified in such letter.

          (e) At Closing Time the Representative shall have received from Arthur Andersen LLP, independent public accountants a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section, except that the specified date referred to shall be a date not more than five days prior to Closing Time.

          (f) At Closing Time, the Securities shall be rated at least Baa3 by Moody's Investors Service Inc. and BBB- by Standard & Poor's Corporation, and the Company shall have delivered to the Representative a letter, dated the Closing Time, from each such rating agency, or other evidence satisfactory to the Representative, confirming that the Securities have such ratings; and, since the date of this Agreement, there shall not have occurred a downgrading in the rating assigned to the Securities or any of the Company's other debt securities by any nationally recognized securities rating agency, and no such securities rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Securities or any of the Company's other debt securities.

          (g) At Closing Time counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representative and counsel for the Underwriters.

     If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representative by notice to the Company at any time at or prior to Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 hereof.

     SECTION 6.  Indemnification.
                 ---------------

     (a) The Company and the Subsidiary Guarantors, jointly and severally agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the Prospectus or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

          (iii) against any and all expense whatsoever, as incurred (including, subject to Section 6(c) hereof, the fees and disbursements of counsel chosen by BancAmerica Robertson Stephens), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss,
--------  -------
liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

     (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representative expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

     (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for the reasonable fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and
(iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

     SECTION 7.  Contribution.  In order to provide for just and equitable
                 ------------
contribution in circumstances in which the indemnity agreement provided for in
Section 6 hereof is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and one or more of the Underwriters, as incurred, in such proportions that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus bears to the initial public offering price appearing thereon and the Company is responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company.

     SECTION 8.  Representations, Warranties and Agreements to Survive Delivery.
                 --------------------------------------------------------------
All representations, warranties and agreements contained in this Agreement and the Pricing Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities to the Underwriters.

     SECTION 9.  Termination of Agreement.
                 ------------------------

     (a) The Representative may terminate this Agreement, by notice to the Company, at any time at or prior to Closing Time (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or elsewhere or any outbreak of hostilities or escalation thereof or other calamity or crisis the effect of which is such as to make it, in the judgment of the Representative, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in the Common Stock of the Company has been suspended by the Commission, or if trading generally on either the American Stock Exchange or the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said Exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either Federal, New York or Nevada authorities.

     (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof. Notwithstanding any such termination, the provisions of Sections 6 and 7 shall remain in effect.

     SECTION 10.  Default by One or More of the Underwriters.  If one or more of
                  ------------------------------------------
the Underwriters shall fail at Closing Time to purchase the Securities which it or they are obligated to purchase under this Agreement and the Pricing Agreement (the "Defaulted Securities"), the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

          (a) if the number of Defaulted Securities does not exceed 10% of the Securities, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

          (b) if the number of Defaulted Securities exceeds 10% of the Securities, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

     No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

     In the event of any such default which does not result in a termination of this Agreement, either the Representative or the Company shall have the right to postpone Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

     SECTION 11.  Notices.  All notices and other communications hereunder shall
                  -------
be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representative at BancAmerica Robertson Stephens, 231 South LaSalle Street, Chicago, Illinois 60697, attention of Syndicate Manager, notices to the Company shall be directed to it at 3799 Las Vegas Boulevard South, Las Vegas, Nevada 89109, attention of Scott Langsner, Secretary, Treasurer.

     SECTION 12.  Parties.  This Agreement and the Pricing Agreement shall each
                  -------
inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors. Nothing expressed or mentioned in this Agreement or the Pricing Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons, officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or the Pricing Agreement or any provision herein or therein contained. This Agreement and the Pricing Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the Underwriters and the Company and their respective successors, and said controlling persons, officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     SECTION 13.  Governing Law and Time.  This Agreement and the Pricing
                  ----------------------
Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Specified times of day refer to New York City time.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Company in accordance with its terms.

                              Very truly yours,

                              MGM Grand, Inc.


                              By /s/ Scott Langsner
                                 ---------------------------------------------
                                 Name:  Scott Langsner
                                 Title: Secretary/Treasurer

                              Joined in and agreed to and accepted by the following Subsidiary Guarantors as of the date first above written:

                              MGM Grand Hotel Inc.


                              By /s/ Scott Langsner
                                 ---------------------------------------------
                                 Name:  Scott Langsner
                                 Title: Assistant Secretary


                              MGM Grand Movieworld, Inc.


                              By /s/ Scott Langsner
                                 ---------------------------------------------
                                 Name:  Scott Langsner
                                 Title: Secretary

                              Grand Laundry, Inc.


                              By /s/ Scott Langsner
                                 --------------------------------------------
                                 Name:  Scott Langsner
                                 Title: Secretary


                              MGM Grand Monorail, Inc.


                              By /s/ Scott Langsner
                                 --------------------------------------------
                                 Name:  Scott Langsner
                                 Title: Secretary/Treasurer


                              MGM Dist., Inc.


                              By /s/ Scott Langsner
                                 --------------------------------------------
                                 Name:  Scott Langsner
                                 Title: Secretary/Treasurer


                              Destron, Inc.


                              By /s/ Scott Langsner
                                 --------------------------------------------
                                 Name:  Scott Langsner
                                 Title: Secretary/Treasurer


                              Destron Marketing, Inc.


                              By /s/ Scott Langsner
                                 --------------------------------------------
                                 Name:  Scott Langsner
                                 Title: Secretary

                              MGM Grand Merchandising, Inc.


                              By /s/ Scott Langsner
                                 --------------------------------------------
                                 Name:  Scott Langsner
                                 Title: Secretary/Treasurer


                              MGMG Trading Co.


                              By /s/ Scott Langsner
                                 --------------------------------------------
                                 Name:  Scott Langsner
                                 Title: Secretary/Treasurer


                              MGM Grand Atlantic City, Inc.


                              By /s/ Scott Langsner
                                 --------------------------------------------
                                 Name:  Scott Langsner
                                 Title: Secretary/Treasurer


                              MGM Grand Development, Inc.


                              By /s/ Scott Langsner
                                 --------------------------------------------
                                 Name:  Scott Langsner
                                 Title: Secretary/Treasurer


                              MGM Grand Detroit, Inc.


                              By /s/ Scott Langsner
                                 --------------------------------------------
                                 Name:  Scott Langsner
                                 Title: Secretary/Chief Financial Officer

CONFIRMED AND ACCEPTED,
as of the date first above written:


BancAmerica Robertson Stephens


By    /s/ D. R. Levenson
   ---------------------------
   Name:  D. R. Levenson
   Title: Managing Director

For itself and as Representative of the other Underwriters named in Schedule A hereto.

                                   SCHEDULE A

                                            Aggregate
                                        Principal Amount
       Name of Underwriter               of Securities
       -------------------               -------------
BancAmerica Robertson Stephens.........    $100,000,000
Deutsche Morgan Grenfell, Inc..........    $100,000,000
CIBC Oppenheimer Corp..................    $100,000,000
                                           ------------
Total..................................    $300,000,000
                                           ============

                                  $300,000,000

                                MGM Grand, Inc.

                            (a Delaware corporation)

                   6.95% Senior Collateralized Notes Due 2005

                               PRICING AGREEMENT
                               -----------------

                                                                January 26, 1998

BancAmerica Robertson Stephens
  as Representative of the several Underwriters
  named in the within-mentioned Purchase Agreement
231 South LaSalle Street
Chicago, Illinois  60697

Dear Sirs:

     Reference is made to the Purchase Agreement dated January 26, 1998 (the "Purchase Agreement") relating to the purchase by the several Underwriters named in Schedule A thereto, for whom BancAmerica Robertson Stephens is acting as representative (the "Representative"), of the above 6.95% Senior Collateralized Notes due 2005 (the "Securities") of MGM Grand, Inc., a Delaware corporation (the "Company").

     Pursuant to Section 2 of the Purchase Agreement, the Company agrees with each Underwriter as follows:

          1. The initial public offering price of the Securities shall be 98.639% of the principal amount thereof, plus accrued interest, if any, from the date of settlement.

          2. The purchase price to be paid by the Underwriters for the Securities shall be 98.039% of the principal amount thereof.

          3.  The interest rate on the Securities shall be 6.95% per annum.

          4. The semi annual interest payment dates shall be August 1 and February 1, beginning on August 1, 1998.

          5.  The maturity date shall be February 1, 2005.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Company in accordance with its terms.

                              Very truly yours,

                              MGM Grand, Inc.


                              By /s/ Scott Langsner
                                 --------------------------------------------
                                 Name:  Scott Langsner
                                 Title: Secretary/Treasurer


CONFIRMED AND ACCEPTED,
as of the date first above written:

BancAmerica Robertson Stephens


By    /s/ D. R. Levenson
   ---------------------------
   Name:  D. R. Levenson
   Title: Managing Director

For itself and as Representative of the other Underwriters named in Schedule A hereto.

                                       2